EXHIBIT 10.1

EXECUTION COPY

May 28, 2009

To the Consenting Lenders under the Lock-Up Agreement referred to below:

Reference is made to the letter agreement, dated as of March 9, 2009 (as amended, supplemented or otherwise modified and in effect as of the date hereof, the “Lock-Up Agreement”), among Herbst Gaming, Inc. (the “Company”), the Guarantor Debtors (as defined therein) and the Consenting Parties (as defined therein).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Lock-Up Agreement.

By this instrument (this “Amendment and Waiver”), each of the Debtors and the Consenting Lenders, intending to be legally bound, hereby agrees as follows:

1.                                       The termination event described in Section 12(a)(ix) of the Lock-Up Agreement is hereby waived.

2.                                       The consent of the THI Parties as a condition to the effectiveness of this Amendment and Waiver and to the continued binding effect of the Lock-Up Agreement with respect to the Debtors and Consenting Lenders is hereby waived.

3.                                       A new termination event is hereby added as Section 12(a)(xxiv) of the Lock-Up Agreement as follows:

“(xxiv)  The Plan and the Disclosure Statement, in each case in form and substance acceptable to Required Consenting Lenders, shall not have been filed with the Bankruptcy Court on or before June 15, 2009.”

provided that the waiver of Required Consenting Lenders, but not the Debtors, shall be required with respect to any automatic termination that occurs pursuant to such new paragraph (xxiv).

4.                                       In light of the termination of the Lock-Up Agreement with respect to the THI Parties, the Restructuring, the Term Sheet, the Plan and the Plan Documents shall all be modified to reflect treatment of all claims, rights and obligations of the THI Parties, including the treatment of the Related Party Agreements, in a manner acceptable to the Debtors and Required Consenting Lenders.

5.                                       Any Consenting Lender that does not find acceptable the tax or capital structure proposed in the Plan and Disclosure Statement filed with the Bankruptcy Court can elect to terminate the Lock-Up Agreement solely with respect to such Consenting Lender upon notice to the Company within 2 Business Days of such filing; provided that if any such election shall result in all other remaining Consenting Lenders holding less than a majority in dollar amount of all outstanding Claims under the Senior Credit Facility, then the Lock-Up Agreement shall automatically terminate notwithstanding any waiver by the Debtors.

References in the Lock-Up Agreement (including references to the Lock-Up Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof” or words of like import) shall be deemed to be references to the Lock-Up Agreement as amended hereby.  This Amendment and Waiver shall be limited as written and nothing herein shall be deemed to constitute a waiver of any other term, provision or condition of the Lock-Up Agreement in any other instance than as set forth herein or prejudice any right or remedy that any Consenting Lender may have or may in the future have under the Lock-Up Agreement.  Except as herein provided, the Lock-Up Agreement shall remain unchanged and in full force and effect with respect to the Debtors and the Consenting Lenders and is hereby in all respects ratified and confirmed.  This Amendment and Waiver may be executed by the Debtors in any number of counterparts and by different Debtors in separate counterparts and by facsimile, with the same effect as if all Debtors had signed the same document, and may be ratified by the Consenting Lenders through electronic transmission.  This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

HERBST GAMING, INC.

By:	/s/ TROY D. HERBST
	Name:	TROY D. HERBST
	Title:	CEO

GUARANTOR DEBTORS:

FLAMINGO PARADISE GAMING, LLC

By:	/s/ TROY D. HERBST
	Name:	TROY D. HERBST
	Title:	MANAGING MEMBER

MARKET GAMING, INC.

By:	/s/ TROY D. HERBST
	Name:	TROY D. HERBST
	Title:	SECRETARY/TREASURER

CARDIVAN COMPANY

By:	/s/ TROY D. HERBST
	Name:	TROY D. HERBST
	Title:	SECRETARY/TREASURER

CORRAL COIN, INC.

By:	/s/ TROY D. HERBST
	Name:	TROY D. HERBST
	Title:	SECRETARY/TREASURER

CORRAL COUNTRY COIN, INC.

By:	/s/ TROY D. HERBST
	Name:	TROY D. HERBST
	Title:	SECRETARY/TREASURER

E-T-T ENTERPRISES, L.L.C.

By:	/s/ TROY D. HERBST
	Name:	TROY D. HERBST
	Title:	MANAGING MEMBER

E-T-T, INC.

By:	/s/ TROY D. HERBST
	Name:	TROY D. HERBST
	Title:	SECRETARY/TREASURER

HGI — ST. JO, INC.

By:	/s/ TROY D. HERBST
	Name:	TROY D. HERBST
	Title:	SECRETARY/TREASURER

HGI — LAKESIDE, INC.

By:	/s/ TROY D. HERBST
	Name:	TROY D. HERBST
	Title:	SECRETARY/TREASURER

HGI — MARK TWAIN, INC.

By:	/s/ TROY D. HERBST
	Name:	TROY D. HERBST
	Title:	SECRETARY/TREASURER

THE SANDS REGENT

By:	/s/ TROY D. HERBST
	Name:	TROY D. HERBST
	Title:	SECRETARY/TREASURER

ZANTE INC.

By:	/s/ TROY D. HERBST
	Name:	TROY D. HERBST
	Title:	SECRETARY/TREASURER

LAST CHANCE, INC.

By:	/s/ TROY D. HERBST
	Name:	TROY D. HERBST
	Title:	SECRETARY/TREASURER

CALIFORNIA PROSPECTORS, LTD.

By:	/s/ TROY D. HERBST
	Name:	TROY D. HERBST
	Title:	MANAGING MEMBER

PLANTATION INVESTMENTS, INC.

By:	/s/ TROY D. HERBST
	Name:	TROY D. HERBST
	Title:	SECRETARY/TREASURER

DAYTON GAMING, INC.

By:	/s/ TROY D. HERBST
	Name:	TROY D. HERBST
	Title:	SECRETARY/TREASURER

THE PRIMADONNA COMPANY, LLC

By:	/s/ TROY D. HERBST
	Name:	TROY D. HERBST
	Title:	MANAGING MEMBER

Accepted and agreed to by the Consenting Lenders named below:

[electronic transmissions, constituting the consent of Required Consenting Lenders, on file with the Senior Credit Facility Agent]